Exhibit 10.1

FIFTH AMENDMENT TO THE LOAN AGREEMENT

THIS Amendment to Loan Agreement made this 30th day of June, 2008, by and between M-TRON INDUSTRIES, INC., a Delaware corporation (“M-TRON”), and PIEZO TECHNOLOGY, INC., a Florida corporation (collectively, the “Borrowers”), and FIRST NATIONAL BANK OF OMAHA (the “Bank”), a national banking association established at Omaha, Nebraska.

WHEREAS, M-TRON has existing term loans with the Bank evidenced by term note number 855891-1 with a due date of January 24, 2013, pursuant to an existing additional loan agreement with the Bank, which shall remain in full force in accordance with its terms; and

WHEREAS, M-TRON has an existing revolving line of credit with the Bank evidenced by revolving note number 855893-1 with a due date of June 30, 2009 pursuant to an existing additional loan agreement with the Bank, which shall be paid in full from the proceeds of the Revolving Note; and

Whereas, the Borrowers have requested the Bank to lend to the Borrowers the sum of $5,500,000 revolving line of credit (the “Revolving Loan”) and $1,310,280 term loan (“Term Loan”) (collectively referred to as the “Loans”); and

WHEREAS, the Bank is willing to provide such credit facilities to the Borrowers upon the terms and conditions herein set forth.

WHEREAS, BANK and BORROWER executed a written Loan Agreement dated October 14, 2004 which was subsequently amended May 31, 2005, June 30, 2006, October 3, 2006, and June 30, 2007 (the Loan Agreement together with all amendments is herein called the “AGREEMENT”); and

WHEREAS, the parties hereto desire to amend the AGREEMENT.

Now, therefore, in consideration of the AGREEMENT, and their mutual promises made herein, BANK and BORROWERS agree as follows:

1.           Terms which are typed herein as all capitalized words and are not defined herein shall have the same meanings as when described in the AGREEMENT.

2.           Article I. Section 1.01.  Defined Terms “Revolving Loan Termination Date” (a) and “Term Loan Termination Date” (b) of the AGREEMENT are hereby amended to read, effective immediately:

(a)           June 30, 2009
(b)	January 24, 2013

3.           Article II Section 2.12, Repayment of Revolving Note is hereby amended to read, effective immediately:

The Revolving Note shall be due and payable on June 30, 2009.  Interest only shall be payable monthly on the Revolving Note.  All outstanding principal and interest shall be due and payable on June 30, 2009.

4.           Article VIII, Section 8.01 Minimum Working Capital is hereby deleted from the AGREEMENT, effective immediately.

5.           Article VIII, Section 8.02 Minimum Tangible Net Worth is hereby amended, effective immediately:

The Borrower will maintain at all times a tangible net worth of not less than $7,000,000.00 measured quarterly.

6.           Article VIII, Section 8.03 Capital Expenditures is hereby deleted from the AGREEMENT, effective immediately.

7.           Article VIII, Section 8.04 Current Ratio is hereby amended to read effective immediately:

At all times after June 30, 2008, the Borrower will maintain a ratio of current assets to current liabilities of not less than 1.5 to 1.0 measured quarterly.

8.           Article VIII, Section 8.05 is hereby amended to read effective immediately:

The Borrower will maintain at all times a maximum Leverage Ratio of 2.75:1.00 measured quarterly.

9.           BORROWER certifies by its execution hereof that all of the representations and warranties set forth in the AGREEMENT are true as of this date, and that no EVENT OF DEFAULT under the AGREEMENT, and no event which, with the giving of notice or passage of time or both, would become such an EVENT OF DEFAULT, has occurred as of execution hereof, except as disclosed to BANK.  All other terms and conditions of the AGREEMENT not affected or amended by this AGREEMENT, are hereby ratified and confirmed.

10.           GUARANTOR acknowledges and consents to the foregoing amendment, and agrees and confirms that his separate guarantee of BORROWER’s obligations to BANK are, and continue to be, valid and binding obligations of GUARANTOR.

11.           Except as herein amended, the AGREEMENT continues to be the valid, binding obligation of BORROWER.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

M-TRON INDUSTRIES, INC.		FIRST NATIONAL BANK OF OMAHA

By:	/s/ Robert Zylstra	By:	/s/ Justin Mahoney

Its:	President & CEO	Its:	Officer

By:

Its:

PIEZO TECHNOLOGY, INC.

By:	/s/ Robert Zylstra

Its:	Chairman

By:

Its:

ACKNOWLEDGED BY GUARANTOR:

THE LGL GROUP, INC., fka LYNCH CORPORATION

By:	/s/ Robert Zylstra

Its:	President & CEO

By:	/s/ Harold Castle

Its:	CFO